RELATED PARTY TRANSACTIONS (Tables)	6 Months Ended
Jun. 30, 2016
Related Party Transactions [Abstract]
Schedule of Related Party Transactions
Net income (expenses) from related parties:

	Three months ended June 30,			Six months ended June 30,
(in thousands of $)	2016	2015		2016	2015
Transactions with Golar and affiliates:
Time charter revenues from related parties (a)	7,280	14,705		14,560	24,995
Management and administrative services fees (b)	(678)	(592)		(1,288)	(1,329)
Ship management fees (c)	(1,951)	(1,827)		(4,010)	(3,613)
Interest expense on the Eskimo vendor loan (i)	—	(1,686)		—	(3,038)
Interest income on Tundra deposit (e)	309	—		309	—
Interest income on short term credit arrangements (e)	—	—	—	122	—
Total	4,960	10,600		9,693	17,015

Receivables from related parties:

As of June 30, 2016 and December 31, 2015 balances with related parties consisted of the following:

(in thousands of $)	June 30, 2016	December 31, 2015
Balances due from Golar and affiliates (d)	27,254	4,400
Deposit paid to Golar (e)	107,247	—
Methane Princess lease security deposit movements (g)	2,344	2,728
Total	136,845	7,128

(a) Time charter revenues from related parties - This consists of revenue from the charter of the Golar Grand (three and six months ended June 30, 2016) and charters of the Golar Eskimo and the Golar Grand (three and six months ended June 30, 2015).

In February 2015 we exercised our option requiring Golar to charter in the Golar Grand for the period from February 16, 2015 until October 31, 2017 at approximately 75% of the hire rate that would have been payable by the charterer. The daily time charter rate receivable from Golar reduced following the vessel’s lay up in December 2015.

Pursuant to an agreement with Golar relating to Golar Eskimo, we received an amount of $12.8 million for Golar to use the vessel for the period from January 20, 2015 to June 30, 2015.

(b) Management and administrative services agreement - On March 30, 2011, we entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management provides us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its affiliates charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management and Golar Management Norway AS.

(d) Balances due from Golar and its affiliates - Receivables and payables with Golar primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, and other related party arrangements. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business.

(e) Deposit paid to Golar - As further described in note 8, in May 2016 we closed the Tundra Acquisition. As of the closing, we had paid a total of $107.2 million in purchase consideration. Until the Golar Tundra commences operations and the arrangements with Golar expire (including the Tundra Put Option), we will not consolidate Tundra Corp into our financial results. Accordingly, we have recognized a deposit receivable of $107.2 million in our consolidated balance sheet as of June 30, 2016. Furthermore in relation to the Tundra Letter Agreement we have recognized interest income of $0.3 million for the six months ended June 30, 2016, being the excess of amounts receivable under the Tundra Letter Agreement and amounts paid to Tundra SPV by Tundra Corp.
(f) Dividends to China Petroleum Corporation - During the three and six months ended June 30, 2016 and June 30, 2015, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $3.2 million and $6.0 million and $2.2 million and $5.0 million, respectively.

(g) Methane Princess lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement. Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess lease.

(h) Dividends to Golar - During the three and six months ended June 30, 2016 and June 30, 2015, we paid total dividends to Golar of $13.1 million and $26.3 million and $13.1 million and $25.7 million, respectively.

(i) Golar Eskimo vendor loan - In January 2015, we acquired the Golar Eskimo from Golar for $388.8 million. We funded a portion of the purchase price with the proceeds of a $220.0 million vendor loan from Golar. The loan was non-amortizing with a final balloon payment due in December 2016, contained a repayment incentive fee of up to 1.0% of the loan amount and bore interest at a rate equal to LIBOR plus a blended margin of 2.84%. The loan was repaid in full in November 2015.

(j) Payments to Helm Energy Advisors Inc. - Through his co-ownership of Helm Energy Advisors Inc. (“Helm”), a company established and domiciled in Canada, Mr. Arnell, who was appointed to our Board in February 2015 and resigned in September 2016, acted and advised on various projects for Golar and earned approximately $0.7 million from Golar in fees for the six months ended June 30, 2016. At June 30, 2016, the total amount outstanding by Golar to Helm was $0.2 million.